Investor Presentation March 7, 2017

NASDAQ:CEMI
Rapid Tests for Earlier Treatment™™

Slide 2

Forward Looking Statements
Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio's ability to develop, manufacture, market and finance new products and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.
Slide 3
Investment Highlights

▪	A global leader in point-of-care (POC) infectious disease
–	Sales & marketing organization in U.S., Europe, Africa, APAC and LATAM
–	Manufacturing operations in the U.S. (Medford, NY) and Southeast Asia (Malaysia)
▪	Groundbreaking patented DPP® technology platform
–	Superior sensitivity and specificity vs. traditional lateral flow technology
–	Multiple tests from a tiny (10μL) drop of fingertip blood (multiplexing)
▪	Robust pipeline of new DPP® POC assays in development
–	DPP® HIV-Syphilis Combination Assay (U.S. version)
–	DPP® Fever Assays (Malaria, Dengue, Zika, Chikungunya, Ebola, Lassa, Marburg)
–	DPP® Technology Collaborations (Traumatic Brain Injury, Cancer, Bovine TB)
▪	Multiple high-value collaborations
–	U.S. Government:
•	HHS/ASPR/BARDA: Zika (option: Zika/Dengue/Chikungunya);
•	CDC: Malaria, Ebola, Zika, Zika/Dengue/Chikungunya
–	Paul G. Allen Ebola Program: Fever Panel, Zika
–	Bill & Melinda Gates Foundation: Malaria Oral Fluid/Saliva

Slide 4

Chembio's Dual Path Platform (DPP®) Technology
 Next-Generation Point-of-Care Technology Platform

▪	Patented POC technology platform
▪	Improved sensitivity vs. lateral flow technology
▪	Multiplex capability - multiple test results from a single patient sample
▪	Adapts to multiple sample types (blood, oral fluid)
▪	Application across a range of diseases and markets
▪	Unique sample collection device: Sampletainer®

See graphics

Slide 5

Chembio's Dual Path Platform (DPP®) Technology
Leveraging Our Technology Platform to Enter New Markets

Three areas of Strategic Focus:
•	STD Business
•	Fever Portfolio
•	Technology Collaborations
DPP® Technology Platform

Slide 6

HIV Continues to be a Global Health Crisis
Syphilis HIV-Syphilis Co-Infection are Increasing

United States (HIV)
•	~ 1.2 million living with HIV/AIDS
•	~ 50,000 new HIV infections/year
•	~1 in 8 unaware of HIV infection

United States (SYP)
•	~63,000 new infections (2014)

Global (HIV)
•	~36.7 million living with HIV/AIDS (2015)
•	~1.1 million died of AIDS-related illnesses (2015)

Global (SYP)
•	~12 million new infections/year

Source: Centers for Disease Control & Prevention (CDC) website; World Health Organization (WHO) website

Slide 7

Chembio Lateral Flow HIV Tests
Foundational HIV Product Suite

Product Features & Benefits
•	FDA (PMA) approved, CLIA-waived
•	CE marked, WHO pre-qualified
•	2.5 - 5.0 μL blood sample
•	15 - 20 minute test time
•	Specificity: 99.9%, Sensitivity: 99.7%

Commercialization
•	High quality brands, marketed globally since 2007
•	Sold to Public Health Clinics, POLs, Hospitals, Self Test (EU)
•	Distribution Partners (US): Fisher, McKesson/PSS, H. Schein, Medline, Caribbean: Isla Lab

See graphics

Slide 8

Chembio DPP® HIV and DPP® HIV-SYP Combo Tests
 Strengthening our HIV/STD Portfolio

▪	DPP® HIV-Syphilis Combo Assay
–	Chembio has a history of leadership
–	First to receive USAID, ANVISA, Cofepris approval
–	First to market/sell in Latin America
–	Global screening opportunity:
–	Pregnant women
–	MSM (up to 70% HIV-Syphilis co-infection)
–	Initiated US clinical trials for FDA approval and CLIA Waiver (expected trials completionQ1 2017)
•	DPP® HIV 1/2 Assay
–	FDA-approved (2013), CLIA-waived (2014)
                           (blood and oral fluid)
–	Superior performance vs. competitors
                          (sensitivity)
–	Patented SampleTainer® Sample Collection System

See graphics

Slide 9

Chembio's Dual Path Platform (DPP®) Technology
Leveraging Our Technology Platform to Enter New Markets

Three areas of Strategic Focus:
•	STD Business
•	Fever Portfolio
•	Technology Collaborations
DPP® Technology Platform

Slide 10

Fever Disease – Product Development
Chembio is Collaborating with World Leading Organizations

–	Bill & Melinda Gates foundation
–	CDC - Center for Disease Control
–	BARDA
–	Fiocruz
–	The Paul G. Allen Family Foundation

See graphics

Slide 11

DPP® Fever Disease - Product Development
 Malaria, Dengue, Zika, Chikungunya, Ebola, Lassa, Marburg

DPP® Fever Panel: Collaborator: The Paul G. Allen Family Foundation (PGAFF)

DPP® Malaria OF/Saliva Assay: Collaborator: The Bill & Melinda Gates Foundation

DPP® Malaria-Ebola Assay: Collaborator: CDC

DPP® Ebola Assay: Collaborator: CDC

DPP® Zika Assay: Collaborators: HHS/BARDA & The Paul G. Allen Family Foundation

DPP® Zika/Dengue/Chik Assay: Collaborator: HHS/BARDA

DPP® Dengue Assay: Collaborator: RVR Diagnostics

DPP® Chikungunya Assay: Chembio Internal Development

Slide 12

Fever Diseases - A Growing Global Concern
Malaria, Dengue, Zika, Chikungunya, Ebola, Lassa, Marburg

▪	Mosquito-Borne Illnesses
–	Mosquito à world's deadliest animal
–	Responsible for 725,000 deaths/year
–	Global geographic coverage

▪	Established Fever Markets:
–	Malaria: > 200 million annual infections
–	Dengue: ~300 million annual infections
▪	Emerging Fever Markets:
–	Zika
–	Chikungunya
–	Ebola
–	Lassa
–	Marburg
▪	What Crisis Will We Face Next?

See graphics

Slide 13

Chembio is Well-Positioned to Address Zika Virus

▪	Local Zika Transmission
–	2015 (Brazil) à 2017 (~60 countries)
▪	Who Needs to Be Tested
–	Pregnant Women
–	Travelers to/from Endemic Areas
–	Others?
▪	Molecular Tests Limitations
–	Laboratory test, venous sample
–	Detects acute infections only - not antibodies
–	No immediate results
–	High cost
▪	Chembio Zika Test Advantage
–	Convenience: POC Test; fingerstick sample
–	Detects Antibodies (lgM/lgG)
–	Time to Result: 15 minutes
–	Low cost compared to MDX tests

Source: Centers for Disease Control & Prevention (CDC) website

See graphics

Slide 14

DPP® Zika/Dengue/Chikungunya - Development
 Demonstrates Expertise, Efficiency and Dedication

▪	DPP® Zika IgM/lgG Development/Commercialization Timeline
–	Received PGAFF grant; initiated project DPP® Zika Project – 2/16
–	Announced Zika collaboration with Bio-Manguinhos/Fiocruz (Brazil) – 3/16
–	Completed testing of >1,000 samples (including 600 pregnant women) – 4/16
–	Announced regulatory filings with FDA-EUA (US, PR), ANVISA (Brazil) – 5/16
–	Announced regulatory filings with WHO-EUA, Cofepris (Mexico), CE mark – 7/16i
–	Received CE mark (Europe, Caribbean)- 7/16
–	Announced U.S. Government (HHS/BARDA) funding of up to $13.2 million – 8/16
–	Awarded CDC Contract, DPP® Zika/Dengue/Chikungunya (Peru, India, Guatemala, Haiti)- 9/16
–	Received ANVISA approval, DPP® Zika Assay –119/16

See graphics

Slide 15

Chembio's Dual Path Platform (DPP®) Technology
Leveraging Our Technology Platform to Enter New Markets

Three areas of Strategic Focus:
▪	STD Business
▪	Fever Portfolio
▪	Technology Collaborations

DPP® Technology Platform

Slide 16

Technology Collaborations:
Bio-Rad(NYSE:BIO) and opTricon (Berlin, Germany)
▪	Bio-Rad Geenius™ System: HIV-1 and HIV-2 Confirmation
–	Multiplex DPP® Assay
–	Developed by Chembio
–	Licensed by Bio-Rad
–	Marketed/sold by Bio-Rad (ex-Brazil)

▪	Chembio DPP® Micro Reader: Quantitative Results & Data Mgmt.
–	Improves DPP ® Performance
–	Provides quantitative results
–	Standardizes result interpretation
–	Data capture, storage, transmission
–	Key features: Simple, palm-sized, easy-to-read, battery-operated, cost-effective

See graphics

Slide 17

Chembio's Dual Path Platform (DPP®) Technology
Leveraging Our Technology Platform to Enter New Markets

▪	DPP® Cancer Assay
–	Undisclosed Partner
–	Biomarkers to Detect Specific Form of Cancer
–	10uL Blood Sample, 20 Minute Test
–	Quantitative Result
–	In Development Phase
▪	DPP® TBI/Concussion Assay
–	Perseus Science Group, LLC
–	Biomarker to Detect TBI/Concussion
–	10uL Blood Sample, 20 Minute Test
–	Quantitative Result
–	In Development Phase

•	DPP® BovineTB
o	U.S. Department of Agriculture (USDA)
o	Biomarker to detect bovine tuberculosis
o	20 minute test results
o	In development phase

See graphics

Slide 18

Chembio's Global Commercial Organization
 Shift from Product Supply Model to Direct Sales Model

▪	Regained control of U.S. HIV products (2014 – 2016)
–	Terminated prior U.S. distribution agreements (HIV 1/2 STAT-PAK® and SURE CHECK® HIV 1/2)
▪	Developed internal commercialization structure (2014 – 2016)
–	Direct sales of DPP® HIV 1/2, HIV 1/2 STAT-PAK®, and SURE CHECK® HIV 1/2 products in the U.S. market
▪	Established geographic coverage model in U.S. (2014 – 2016)
–	Established agreements with U.S. distributors (e.g., McKesson, H. Schein, Fisher, Medline)
▪	Hired Experienced and Accomplished Leadership (Q4 2016)
–	Robert Passas, Ph.D. – President, EMEA and APAC Regions
•	Trinity Biotech; The Binding Site; Abbott, Quidel
–	Sharon Klugewicz - President, Americas Region
•	Chembio COO; Pall Corporation
▪	Hired international sales executives to build commercial channels in Latin America, Africa and Asia Pacific (Q4 2016 – Q1 2017)

Slide 19

Manufacturing Capabilities

Medford, NY Kuala Lampur, Malaysia

o	Acquired RVR Diagnostics (January 2017)
o	RVR Diagnostics, a subsidiary of Chembio Diagnostics
o	International base of operations and existing sales revenue
o	Cost effective manufacturing operations, ISO 13485 certification
o	Strategic location in Southeast Asia provides access to new markets
o	Regulatory access in Southeast Asia market
Combined Manufacturing Operations
o	High volume manufacturing capabilities; current capacity 25MM tests
o	65,000 sq. ft. leased facilities (Medford, NY and Malaysia)
o	Robust quality management system (Medford, NY)
o	Full compliance with regulatory requirements (i.e., FDA, USDA, WHO, ISO)
o	Expertise in manufacturing scale up, process validation and cGMP
o	Total number of employees: ~165

Slide 20

Selected Financial Highlights

Year  Ended (in 000's)
	December 31, 2016		December 31, , 2015
Net Product Revenues	$13,680		$21,887
Total Revenues	$17,670		$24,255
Gross Margin	$8,451		$10,487
Loss from Operations	$(7,752)		$(3,554)
Net Loss	$(13,347	)*	$(2,397)
Cash (as of end of period)	$10,554	**	$5,377

* The net loss in the 2016 period includes a tax provision for the recording of a valuation allowance on the Company's deferred tax asset of $5,801,000.  This is a non-cash transaction.
**Company public offering of securities, closed August 3, 2016, increased cash balance by  $12.5MM.

Experienced Executive Leadership Team

Executive:  John J. Sperzel III,   President &CEO
Joined Chembio: 2014
Previous Experience: 2011-2013, President and CEO of ITC.; 1987-2011 Axis-Shield, Bayer Diagnostics, Instrumentation Laboratory and Boehringer Mannheim

Executive:  Richard Larkin, CPA  Chief Financial Officer
Joined Chembio: 2003
Previous Experience: 2000-2003  CFO of Visual Technology Group; 1987-2000 CFO of Protex  International Corp.

Executive:  Javan Esfandiari, M.S.  Chief Science and Technology Officer
Joined Chembio:  2000
Previous Experience: 1997-2000, Co-founder of Sinovus Biotech AB (Sweden), acquired by Chembio in 2000; 1993-1997 R&D Director of On-Site Biotech

Executive:  Sharon Klugewicz, M.S.  President, Americas Region
Joined Chembio: 2012
Previous Experience: 2009-2012, Sr. VP Scientific & Laboratory Services of Pall Corporation; 1991-2009 Pall Corporation

Executive:  Robert Passas, Ph.D., President, EMEA & APAC Regions
Joined Chembio:  2016
Previous Experience: 2015-2016, VP, Worldwide Marketing and International Sales at Trinity Biotech; 2011-2015 Commercial Director at The Binding Site; 1993-2011 Abbott, Trinity Biotech, Quidel

Executive:  Thomas Ippolito, VP Regulatory & Clinical Affairs
Joined Chembio: 2005
Previous Experience: 2000-2005, VP Quality & Regulatory of Biospecific Technologies Corp.; 1984-2000 United Biomedical Inc., Analytab Products Inc. and Eastern Long Island Hospital

Executive:  Paul Lambotte, Ph.D, VP Product Development
Joined Chembio: 2014
Previous Experience: 2009 – 2014, President of PLC Inc.; 2009 – 2012 Chief Science Officer of Axxin Pty Ltd.; 2000-2009, VP of R&D and Business Development of Quidel, Inc.

Executive:  David Gyorke, VP Manufacturing Operations
Joined Chembio: 2017
Previous Experience: 2011-2016, VP operations of Nanomix, 1983-2011, NeoVista, Farallon Medical, Inc., Cholestech Corporation, Bio-Rad